UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 28, 2008

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Amkor Technology, Inc. for the three and nine months ended September 30, 2008 and forward-looking statements relating to the fourth quarter of 2008 as presented in a press release dated October 29, 2008. The information in this Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Exhibit 99.1 discloses free cash flow for the three months ended September 30, 2008. Free cash flow (which we define as net cash provided by operating activities less purchases of property, plant and equipment) is considered a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. We believe free cash flow to be relevant and useful information to our investors in assessing our financial operating results as this measure is used by our management in evaluating our liquidity, our ability to service debt and fund capital expenditures. However, this measure should be considered in addition to, and not as a substitute for, or superior to, cash flows or other measures of financial performance prepared in accordance with generally accepted accounting principles, and may not be comparable to similarly titled measures reported by other companies. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures.
Item 8.01. Other Events.
On October 28, 2008, Amkor issued a press release announcing that the Arbitration Panel from the International Court of Arbitration of the International Chamber of Commerce has issued an interim order in the arbitration proceedings relating to Amkor’s license agreement with Tessera, Inc.
Additional information about the order and the underlying arbitration is contained in the press release attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Text of Press Release dated October 29, 2008, which is furnished (not filed) herewith.

99.2	Text of Press Release dated October 28, 2008, which is filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Joanne Solomon
Joanne Solomon
Corporate Vice President and Chief Financial Officer

Date: October 29, 2008

EXHIBIT INDEX:

Exhibit	Description
99.1	Text of Press Release dated October 29, 2008

99.2	Text of Press Release dated October 28, 2008